Supplement to

Calvert Social Investment Fund,

Balanced Portfolio

Statement of Additional Information dated: January 31, 2002

Date of Supplement: November 19, 2002

Insert as the third paragraph under "Investment Advisor and Subadvisors - Subadvisors" on page 24:

Profit Investment Management ("Profit") is controlled by Eugene A. Profit. It receives a fee, paid by the advisor, of 0.40% of the Balanced Portfolio's first $10 million of average net assets it manages, 0.35% of the next $40 million of such assets, and 0.25% of any such assets over $50 million.